Carlyle Tactical Private Credit Fund

Class A Shares (TAKAX)

Class I Shares (TAKIX)

Class L Shares (TAKLX)

Class M Shares (TAKMX)

Class N Shares (TAKNX)

Class Y Shares (TAKYX)

Supplement dated December 31, 2019 to the Prospectuses and Statement of Additional Information

This supplement amends the prospectuses and statement of additional information (“SAI”) of Carlyle Tactical Private Credit Fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the prospectuses and SAI and retain it for future reference.

Effective January 1, 2020, Foreside Fund Services, LLC, located at located at Three Canal Plaza, Suite 100, Portland, Maine 04101, will serve as the Fund’s principal underwriter and act as the distributor of the Fund’s shares in place of Invesco Distributors, Inc.

December 31, 2019	O-CPC-PROSUP-1